UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

FIELDSTONE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer ID No.)

11000 Broken Land Parkway Columbia, Maryland	21044
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (401) 772-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations.

Item 8.01	Other Events.

On July 2, 2007, Fieldstone Investment Corporation (the “Company”) issued a press release updating the expected closing date of the proposed merger of the Company with a subsidiary of Credit-Based Asset Servicing and Securitization LLC. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated July 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

/s/ Michael J. Sonnenfeld
DATE: July 2, 2007	Name:	Michael J. Sonnenfeld
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 2, 2007